COMMITMENTS	12 Months Ended
Dec. 31, 2012
Commitments Disclosure
COMMITMENTS
COMMITMENTS
The Company leases land, office space, data center facilities and equipment used in connection with its operations under various operating leases, many of which contain escalation clauses. The Company is also committed to pay a portion of the related operating expenses under a data center lease agreement. These operating expenses are not included in the table below.
Future minimum payments under operating lease agreements are as follows:

Years Ending December 31,	(In thousands)
2013	$24,071
2014	25,565
2015	23,812
2016	23,268
2017	20,593
Thereafter	210,798
Total	$328,107

Expenses charged to operations under these agreements are $30.6 million, $31.3 million and $31.1 million for the years ended December 31, 2012, 2011 and 2010, respectively.
The Company's most significant operating lease is a 77 year ground lease for IAC's headquarters building in New York City and approximates 55% of the future minimum payments due under all operating lease agreements in the table above.
The Company also has funding commitments that could potentially require its performance in the event of demands by third parties or contingent events as follows:

	Amount of Commitment Expiration Per Period
	Total Amounts Committed	Less Than 1 Year	1-3 Years	3-5 Years
	(In thousands)
Letters of credit	$2,780	$2,780	$—	$—
Purchase obligations	41,109	18,785	22,233	91
Total commercial commitments	$43,889	$21,565	$22,233	$91

The letters of credit support the Company's casualty insurance program. The purchase obligations primarily include advertising commitments, which commitments are reducible or terminable such that these commitments can never exceed associated revenue by a meaningful amount. Purchase obligations also include minimum payments due under telecommunication contracts related to data transmission lines.